SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2007

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

1-31599 (Commission File Number)	98-032908 (I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

(441) 278-0440
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2007, Endurance Specialty Holdings Ltd. (“the Company”) entered into the First Amendment to its Amended and Restated Credit Agreement, dated as of May 8, 2007 (the “Credit Agreement”), among the Company, various designated subsidiary borrowers, various lending institutions and JPMorgan Chase Bank, N.A. as Administrative Agent (the “Amendment”). The Amendment, among other things, modifies the restrictive covenants in the Credit Agreement to permit the Company to pay dividends on its preference shares following a default under the Credit Agreement. A copy of the Amendment is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	First Amendment, dated as of July 18, 2007, to the Amended and Restated Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2007

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment, dated as of July 18, 2007, to the Amended and Restated Credit Agreement